MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999

                                                         Two World Trade Center,
                                                        New York, New York 10048


DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, has continued to experience robust growth this year. The fixed-income markets anticipated that the Federal Reserve Board would remove the liquidity it provided during last year's international economic crises. The Fed changed monetary policy and raised the federal-funds rate 50 basis points to 5.25 percent during the summer. By October long-term interest rates had risen to levels last seen two years ago. Subsequently, the Fed raised the federal-funds rate an additional 25 basis points to 5.50 percent in November.


MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields began 1999 near a record low of 5.05 percent. By the end of October, municipal index yields had increased 100 basis points to 6.05 percent. Since bond prices move inversely to changes in interest rates, these higher yields resulted in significantly lower bond prices. The increase in yields translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year but gradually gave ground. The ratio of long-term insured municipal index yields to benchmark 30-year Treasury yields is a measure of relative performance. The ratio declined from 99 percent at the end of 1998 to 91 percent in May before rising to 98 percent by the end of October. A declining ratio means that municipals have outperformed Treasuries. Over the past five years the ratio has ranged from a high of 99 percent, to a low of 82 percent.

Higher interest rates led to a reduction in municipal market underwriting this year. New issue volume declined 20 percent in the first ten months of 1999. Refunding activity, the most interest rate sensitive component of supply, was down 50 percent.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999, continued


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                         30-YEAR BOND YIELDS 1994-1999

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        11/29/96   5.50   6.35     86.61%
01/31/94   5.40   6.24      86.54%        12/31/96   5.60   6.63     84.46%
02/28/94   5.80   6.66      87.09%        01/31/97   5.70   6.79     83.95%
03/31/94   6.40   7.09      90.27%        02/28/97   5.65   6.80     83.09%
04/29/94   6.35   7.32      86.75%        03/31/97   5.90   7.10     83.10%
05/31/94   6.25   7.43      84.12%        04/30/97   5.75   6.94     82.85%
06/30/94   6.50   7.61      85.41%        05/30/97   5.65   6.91     81.77%
07/29/94   6.25   7.39      84.57%        06/30/97   5.60   6.78     82.60%
08/31/94   6.30   7.45      84.56%        07/30/97   5.30   6.30     84.13%
09/30/94   6.55   7.81      83.87%        08/31/97   5.50   6.61     83.21%
10/31/94   6.75   7.96      84.80%        09/30/97   5.40   6.40     84.38%
11/30/94   7.00   8.00      87.50%        10/31/97   5.35   6.15     86.99%
12/30/94   6.75   7.88      85.66%        11/30/97   5.30   6.05     87.60%
01/31/95   6.40   7.70      83.12%        12/31/97   5.15   5.92     86.99%
02/28/95   6.15   7.44      82.66%        01/31/98   5.15   5.80     88.79%
03/31/95   6.15   7.43      82.77%        02/28/98   5.20   5.92     87.84%
04/28/95   6.20   7.34      84.47%        03/31/98   5.25   5.93     88.53%
05/31/95   5.80   6.66      87.09%        04/30/98   5.35   5.95     89.92%
06/30/95   6.10   6.62      92.15%        05/29/98   5.20   5.80     89.66%
07/31/95   6.10   6.86      88.92%        06/30/98   5.20   5.65     92.04%
08/31/95   6.00   6.66      90.09%        07/31/98   5.18   5.71     90.72%
09/29/95   5.95   6.48      91.82%        08/31/98   5.03   5.27     95.45%
10/31/95   5.75   6.33      90.84%        09/30/98   4.95   5.00     99.00%
11/30/95   5.50   6.14      89.58%        10/31/98   5.05   5.16     97.87%
12/29/95   5.35   5.94      90.07%        11/30/98   5.00   5.06     98.81%
01/31/96   5.40   6.03      89.55%        12/31/98   5.05   5.10     99.02%
02/29/96   5.60   6.46      86.69%        01/31/99   5.00   5.09     98.23%
03/29/96   5.85   6.66      87.84%        02/28/99   5.10   5.58     91.40%
04/30/96   5.95   6.89      86.36%        03/31/99   5.15   5.63     91.47%
05/31/96   6.05   6.99      86.55%        04/30/99   5.20   5.66     91.87%
06/28/96   5.90   6.89      85.63%        05/31/99   5.30   5.83     90.91%
07/31/96   5.85   6.97      83.93%        06/30/99   5.47   5.96     91.78%
08/30/96   5.90   7.11      82.98%        07/31/99   5.55   6.10     90.98%
09/30/96   5.70   6.93      82.25%        08/31/99   5.75   6.06     94.88%
10/31/96   5.65   6.64      85.09%        09/30/99   5.85   6.05     96.69%
                                          10/31/99   6.03   6.16     97.89%

Source: Municipal Market Data-A Division of Thomson Financial Municipal Group and Bloomberg L.P.


PERFORMANCE

In this interest rate environment, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Bond Trust (IMB) declined from $15.64 to $14.09 per share for the fiscal year ended October 31, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.925 per share the Trust's total NAV return was --4.25 percent. IMB's value on the New York Stock Exchange
(NYSE) fell from $16.125 to $12.50 per share during the fiscal year. Based on this change plus reinvestment of tax-free dividends, IMB's total market return was --17.60 percent. On October 31, 1999, IMB's NYSE market price represented a
11.28 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1999 were declared in September. Beginning with the October payment, the dividend was decreased from $0.0775 to $0.0725 per share. The new dividend rate reflects the Trust's estimated earnings over the next 6 -- 12 months and its $0.104 per share cushion of undistributed net investment income on October 31, 1999.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999, continued


PORTFOLIO STRUCTURE

The Trust's investments were diversified among 11 long-term sectors and 42 credits. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest rate changes, was 5.9 years. Issues in the refunded bond category comprised 12 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts provide current information on the portfolio's credit enhancements, sector distribution and geographic diversification. Optional call provisions by year with their respective cost
(book) yields are also charted.


THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.11 per share to common share earnings. The yield on the Trust's only ARPS series ranged between 3.65 and 3.85 percent. In comparison, the yield on 1-year municipal notes increased from 3.04 percent at the end of 1998, to 3.77 percent at the end of October 1999. The series totaled $30 million and represented 29 percent of net assets.


LOOKING AHEAD

The Federal Reserve Board raised interest rates twice in the summer and again in November 1999. This confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. Depending on the impact of tight labor markets and higher commodity prices on inflation, the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value especially in relationship to Treasuries.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999, continued

addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year ended October 31, 1999 the Trust purchased and retired 42,000 shares of common stock at a weighted average market discount of 10.16 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO                   /s/ MITCHELL M. MERIN
--------------------------                   ---------------------
CHARLES A. FIUMEFREDDO                       MITCHELL M. MERIN
Chairman of the Board                        President

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999, continued


LARGEST SECTORS AS OF OCTOBER 31, 1999
(% OF NET ASSETS)

Catagory                      IMB
--------                      ---
Transportation                20%
Water & Sewer                 16%
Mortgage                      15%
Refunded                      12%
Education                      9%
IDR/PCR*                       8%
Electric                       6%
Hospital                       5%

*  INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA                          36%
FGIC                          34%
AMBAC                         12%
FSA                           12%
GNMA                           6%

Total                        100%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1999


      Arizona ......................       1.9%
      California ...................       8.7
      District of Columbia .........       1.3
      Florida ......................       2.2
      Hawaii .......................       4.2
      Illinois .....................       8.2
      Indiana ......................       3.6
      Kansas .......................       1.7
      Maine ........................       4.9
      Massachusetts ................       6.2%
      Michigan .....................       3.7
      Missouri .....................       6.8
      Nebraska .....................       3.4
      New Hampshire ................       8.4
      New Jersey ...................       0.3
      New Mexico ...................       3.7
      New York .....................       7.8
      North Carolina ...............       1.3
      Oregon .......................       1.6%
      Pennsylvania .................       2.8
      South Carolina ...............       6.6
      Tennessee ....................       0.1
      Texas ........................       1.6
      Virginia .....................       3.9
      Washington ...................       2.0
      Wyoming ......................       1.0
                                          ----
      Total ........................      97.9%
                                          ====

     Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1999, continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                                OCTOBER 31, 1999


                                PERCENT CALLABLE*

Call Dates                        IMB
----------                        ---
  1999                             1%
  2000                            11%
  2001                            32%
  2002                             6%
  2003                             2%
  2004                             0%
  2005                             6%
  2006                            13%
  2007                             0%
  2008                             6%
  2009                            16%
  2010+                            7%

WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

                              YEARS BONDS CALLABLE



                              COST (BOOK) YIELD**


Yield Dates                       IMB
-----------                       ---
  1999                          7.39%
  2000                          7.39%
  2001                          7.00%
  2002                          6.62%
  2003                          6.21%
  2004                          0.00%
  2005                          6.08%
  2006                          6.31%
  2007                          0.00%
  2008                          5.38%
  2009                          5.53%
  2010+                         5.78%

WEIGHTED AVERAGE BOOK YIELD: 6.45%


*    % BASED ON LONG-TERM PORTFOLIO.
** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 7.4% ON 11% OF THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2000.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
RESULTS OF ANNUAL MEETING (unaudited)


                                     * * *


On October 28, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:


(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Wayne E. Hedien

   For ...........................................    3,543,229
   Withheld ......................................       63,441

John L. Schroeder

   For ...........................................    3,567,217
   Withheld ......................................       39,453

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Dr. Manuel H. Johnson

   For ...........................................          540
   Withheld ......................................            0

The following Trustees were not standing for reelection at this meeting:

     Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
    ACCOUNTANTS:

   For ...........................................    3,522,208
   Against .......................................        9,510
   Abstain .......................................       74,952

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1999


 PRINCIPAL
 AMOUNT IN                                                                             COUPON     MATURITY
 THOUSANDS                                                                              RATE        DATE         VALUE
-----------                                                                           --------   ----------   ------------
            TAX-EXEMPT MUNICIPAL BONDS (94.7%)
            General Obligation (1.5%)
 $  2,000   California, Refg Dtd 10/01/98 (MBIA) ..................................... 4.50 %     10/01/28    $  1,569,840
 --------                                                                                                     ------------

            Educational Facilities Revenue (9.1%)
    6,000   Massachusetts Health & Educational Facilities Authority, Boston University
              1991 Ser K & L (MBIA) .................................................. 6.66       10/01/31       6,275,880
    2,000   New York State Dormitory Authority, St John's University Ser 1996 (MBIA) . 5.70       07/01/26       1,916,880
    1,000   Pennsylvania Higher Educational Facilities Authority, Duquesne University
              Refg Ser A of 1991 (MBIA) .............................................. 6.75       04/01/20       1,024,760
 --------                                                                                                     ------------
    9,000                                                                                                        9,217,520
 --------                                                                                                     ------------

            Electric Revenue (6.3%)
    3,000   Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC) .... 6.50       01/01/11       3,124,110
    1,500   South Carolina Public Service Authority, Santee Cooper 1997 Refg Ser A
              (MBIA) ................................................................. 5.00       01/01/29       1,253,175
    2,000   Snohomish County Public Utility District #1, Washington, 1993 Ser (FGIC) . 6.00       01/01/18       1,991,040
 --------                                                                                                     ------------
    6,500                                                                                                        6,368,325
 --------                                                                                                     ------------

            Hospital Revenue (5.1%)
    2,000   Mesa Industrial Development Authority, Arizona, Discovery Health
              Ser 1999 A (MBIA) ...................................................... 5.875      01/01/16       1,978,220
    2,000   University of Missouri, Health Ser 1996 A (AMBAC) ........................ 5.50       11/01/16       1,892,280
    1,500   University of North Carolina, Hospitals at Chapel Hill Ser 1999 (AMBAC) .. 5.00       02/15/24       1,293,900
 --------                                                                                                     ------------
    5,500                                                                                                        5,164,400
 --------                                                                                                     ------------

            Industrial Development/Pollution Control Revenue (7.7%)
    2,500   Jasper County, Indiana, Northern Indiana Public Service Co Collateralized
              Ser 1991 (MBIA) ........................................................ 7.10       07/01/17       2,632,950
    1,000   Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary FGIC) .... 7.60       03/01/16       1,054,990
    1,000   Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) ............. 7.00       06/01/31       1,050,480
    3,000   New Hampshire Industrial Development Authority, Canal Electric Co (AMT)
              (FGIC) ................................................................. 7.375      12/01/20       3,140,250
 --------                                                                                                     ------------
    7,500                                                                                                        7,878,670
 --------                                                                                                     ------------

            Mortgage Revenue -- Multi-Family (3.0%)
    2,955   New York State Housing Finance Agency, 1996 Ser A Refg (FSA) ............. 6.10       11/01/15       3,017,823
 --------                                                                                                     ------------

            Mortgage Revenue -- Single Family (12.0%)
    1,320   District of Columbia Housing Finance Agency, GNMA Collateralized
              Ser 1988 E (AMT) ....................................................... 7.70       12/01/22       1,347,456
       50   Hawaii Housing Finance & Development Corporation, Ser 1989 A (AMT)
              (Bifurcated FSA) ....................................................... 7.70       07/01/29          50,837
      620   Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser B
              (AMT) (AMBAC) .......................................................... 7.80       06/01/22         641,824
    4,830   Maine Housing Authority, Ser 1991 A (Bifurcated FSA) ..................... 7.40       11/15/22       4,996,055

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE         VALUE
-----------                                                                             --------     -----------  ------------
 $  1,310   Missouri Housing Development Commission, GNMA-Backed 1991 Ser A (AMT) ...... 7.375%       08/01/23    $  1,350,689
    3,400   Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 & 2 (AMT) .... 7.631        09/10/30       3,512,132
      280   New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E (MBIA)        7.65         10/01/16         285,522
       75   Tennessee Housing Development Agency, Homeownership Issue S (AMT)
              (Secondary MBIA) ......................................................... 7.625        07/01/22          77,734
 --------                                                                                                         ------------
   11,885                                                                                                           12,262,249
 --------                                                                                                         ------------

            Transportation Facilities Revenue (20.0%)
    3,000   Hawaii, Airports Second Ser 1990 (AMT) (FGIC) .............................. 7.50         07/01/20       3,115,410
    3,000   Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ............ 5.50         01/01/15       2,924,490
            Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
    2,000     Sub Lien Ser 1991 B (AMT) (MBIA) ......................................... 6.75         12/01/21       2,100,240
    2,000     Ser 1998 B (MBIA) ........................................................ 4.875        12/01/23       1,675,040
    5,000   New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) ......................... 6.806        11/01/17       5,388,850
    2,000   New York State Thruway Authority, Highway & Bridge Ser 1999 B (FGIC) ....... 5.00         04/01/19       1,751,520
    2,000   Southeastern Pennsylvania Transportation Authority, Ser A 1999 (FGIC) ...... 5.25         03/01/18       1,836,460
    2,000   North Texas Tollway Authority, Dallas North Tollway Ser 1998 (FGIC) ........ 4.75         01/01/29       1,617,740
 --------                                                                                                         ------------
   21,000                                                                                                           20,409,750
 --------                                                                                                         ------------

            Water & Sewer Revenue (16.0%)
    2,000   East Bay Municipal Utility District, California, Water Ser 1998 (MBIA) ..... 4.75         06/01/34       1,610,000
    2,250   Broward County, Florida, Utility Ser 1991 (FGIC) ........................... 6.00         10/01/20       2,255,918
    1,200   Honolulu City & County, Hawaii, Wastewater Junior Ser 1998 (FGIC) .......... 5.25         07/01/17       1,100,220
    2,000   St Louis, Missouri, Water Refg Ser 1998 (AMBAC) ............................ 4.75         07/01/14       1,776,120
    2,070   Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999 (AMBAC) ........... 5.25         05/15/17       1,911,334
    1,500   New York City Municipal Water Finance Authority, New York, 1999 Ser B (FSA). 5.00         06/15/29       1,275,000
    3,000   Charleston, South Carolina, Refg Cap Impr Ser 1998 (Secondary FGIC) ........ 4.50         01/01/24       2,371,530
    4,000   Norfolk, Virginia, Water Ser 1995 (MBIA) ................................... 5.875        11/01/20       3,964,280
 --------                                                                                                         ------------
   18,020                                                                                                           16,264,402
 --------                                                                                                         ------------

            Other Revenue (1.9%)
    2,000   Las Cruces, New Mexico, Ser 1995 (AMT) (MBIA) .............................. 5.50         12/01/15       1,893,660
 --------                                                                                                         ------------

            Refunded (12.1%)
    5,000   Eastern Municipal Water District, California, Water & Sewer Ser 1991
              COPs (FGIC) .............................................................. 6.50        07/01/01+       5,300,200
    5,000   Cook County, Illinois, Ser 1992 A (MBIA) ................................... 6.60        11/15/02+       5,397,700
    1,425   Port of Portland, Oregon, Portland International Airport Ser Seven B
            (AMT) (MBIA) ............................................................... 7.10        01/01/12+       1,628,775
 --------                                                                                                         ------------
   11,425                                                                                                           12,326,675
 --------                                                                                                         ------------
   97,785   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $95,153,919) ...................................      96,373,314
 --------                                                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON     MATURITY
 THOUSANDS                                                                                    RATE        DATE           VALUE
-----------                                                                                  ------     --------      -----------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (3.2%)
 $    400   California Pollution Control Financing Authority, Pacific Gas & Electric Co      3.55*%     11/01/26     $    400,000
              Ser 1996 F (Demand 11/01/99) ................................................
    1,900   Missouri Health & Educational Facilities Authority, Washington University
              Ser D (Demand 11/01/99) .....................................................  3.55*      09/01/30        1,900,000
    1,000   Lincoln County, Wyoming, Exxon Corp Ser 1984 B (Demand 11/01/99) ..............  3.60*      11/01/14        1,000,000
 --------                                                                                                            ------------
    3,300   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
 --------   (Identified Cost $3,300,000) ........................................................................       3,300,000
                                                                                                                     ------------

 $101,085   TOTAL INVESTMENTS (Identified Cost $98,453,919) (a) ........................................  97.9%        99,673,314
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .............................................   2.1          2,112,202
                                                                                                          ----       ------------
            NET ASSETS ................................................................................. 100.0%      $101,785,516
                                                                                                                     ============

---------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
 +      Prerefunded to call date shown.
 *      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,622,174 and the aggregate gross unrealized depreciation is $2,402,779, resulting in net unrealized appreciation of $1,219,395.

Bond Insurance:
---------------
AMBAC   AMBAC Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
 FSA    Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999


ASSETS:
Investments in securities, at value
  (identified cost $98,453,919) ........................................   $ 99,673,314
Cash ...................................................................        142,013
Receivable for:
    Interest ...........................................................      1,835,141
    Investment sold ....................................................        353,371
Prepaid expenses .......................................................         82,673
                                                                           ------------
    TOTAL ASSETS .......................................................    102,086,512
                                                                           ------------
LIABILITIES:
Payable for:
    Dividends to preferred shareholders ................................         98,094
    Shares of beneficial interest repurchased ..........................         59,356
    Investment management fee ..........................................         36,539
Accrued expenses .......................................................        107,007
                                                                           ------------
   TOTAL LIABILITIES ...................................................        300,996
                                                                           ------------
   NET ASSETS ..........................................................   $101,785,516
                                                                           ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, 600 shares outstanding).............   $ 30,000,000
                                                                           ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 5,095,563 shares outstanding).........................     70,406,010
Net unrealized appreciation ............................................      1,219,395
Accumulated undistributed net investment income ........................        530,306
Accumulated net realized loss ..........................................       (370,195)
                                                                           ------------
    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS .......................     71,785,516
                                                                           ------------
    TOTAL NET ASSETS ...................................................   $101,785,516
                                                                           ============
NET ASSET VALUE PER COMMON SHARE
  ($71,785,516 divided by 5,095,563 common shares outstanding)..........         $14.09
                                                                                 ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1999

NET INVESTMENT INCOME:
INTEREST INCOME ...............................  $ 6,417,373
                                                 -----------
EXPENSES
Investment management fee .....................      377,140
Professional fees .............................      112,759
Auction commission fees .......................      112,500
Transfer agent fees and expenses ..............       21,588
Trustees' fees and expenses ...................       18,150
Shareholder reports and notices ...............       17,625
Registration fees .............................       16,669
Auction agent fees ............................        8,164
Custodian fees ................................        5,638
Other .........................................       15,825
                                                 -----------
   TOTAL EXPENSES .............................      706,058
Less: expense offset ..........................       (5,621)
                                                 -----------
   NET EXPENSES ...............................      700,437
                                                 -----------
   NET INVESTMENT INCOME ......................    5,716,936
                                                 -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................     (294,427)
Net change in unrealized appreciation .........   (7,575,355)
                                                 -----------
   NET LOSS ...................................   (7,869,782)
                                                 -----------
NET DECREASE ..................................  $(2,152,846)
                                                 ===========



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                        FOR THE YEAR       FOR THE YEAR
                                                            ENDED             ENDED
                                                      OCTOBER 31, 1999   OCTOBER 31, 1998
                                                     ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................    $  5,716,936      $  6,142,230
Net realized gain (loss) ...........................        (294,427)          209,427
Net change in unrealized appreciation ..............      (7,575,355)          347,409
                                                        ------------      ------------
    NET INCREASE (DECREASE) ........................      (2,152,846)        6,699,066
                                                        ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred ..........................................      (1,118,346)       (1,103,850)
Common .............................................      (4,752,063)       (5,060,382)
                                                        ------------      ------------
    TOTAL DIVIDENDS ................................      (5,870,409)       (6,164,232)
                                                        ------------      ------------
Decrease from transactions in common shares of
  beneficial interest ..............................        (531,923)               --
                                                        ------------      ------------
    NET INCREASE (DECREASE) ........................      (8,555,178)          534,834
NET ASSETS:
Beginning of period ................................     110,340,694       109,805,860
                                                        ------------      ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $530,306 and $683,779, respectively) ............   $101,785,516      $110,340,694
                                                        ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $29,774,963 and $33,530,610, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $250.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1999 included in Trustees' fees

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued


and expenses in the Statement of Operations amounted to $5,668. At October 31, 1999, the Trust had an accrued pension liability of $43,111, which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.


              AMOUNT IN                       RESET           RANGE OF
 SHARES*     THOUSANDS*        RATE*          DATE        DIVIDEND RATES**
---------   ------------   ------------   ------------   -----------------
   600        $30,000          3.85%         07/06/00      3.65% - 3.85%

---------------
*  As of October 31, 1999.
** For the year ended October 31, 1999.


Subsequent to October 31, 1999 and up through December 3, 1999, the Trust paid dividends at a rate of 3.85% in the aggregate amount of $193,026.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                                        EXCESS OF
                                                                               SHARES     PAR VALUE     PAR VALUE
                                                                           ------------- ----------- --------------
Balance, October 31, 1997 and 1998 .......................................   5,137,563     $51,376    $70,886,557
Treasury shares purchased and retired (weighted average discount 10.16%)*      (42,000)       (420)      (531,503)
                                                                             ---------     -------    -----------
Balance, October 31, 1999 ................................................   5,095,563     $50,956    $70,355,054
                                                                             =========     =======    ===========

---------------
* The Trustees have voted to retire the shares purchased.


6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $370,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:


   AMOUNT IN THOUSANDS
--------------------------
 2004      2005      2007
-------   ------    ------
 $48       $28       $294
 ===       ===       ====


7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 28, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT           RECORD               PAYABLE
PER SHARE          DATE                 DATE
---------    ----------------     -----------------
 $0.0725     November 5, 1999     November 19, 1999
 $0.0725     December 3, 1999     December 17, 1999

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                             FOR THE YEAR ENDED OCTOBER 31*
                                                             ------------------------------
                                                                 1999              1998
                                                             -------------      ----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......................     $ 15.64         $ 15.53
                                                                 -------         -------
Income (loss) from investment operations:
  Net investment income .....................................       1.11            1.20
  Net realized and unrealized gain (loss) ...................      (1.53)           0.11
                                                                 -------         -------
Total income (loss) from investment operations .............       (0.42)           1.31
                                                                 -------         -------
Less dividends from:
  Net investment income .....................................      (0.92)          (0.99)
  Common share equivalent of dividends paid to preferred
    shareholders .............................................     (0.22)          (0.21)
                                                                 -------         -------
Total dividends ............................................       (1.14)          (1.20)
                                                                 -------         -------
Anti-dilutive effect of acquiring treasury shares ..........        0.01              --
                                                                 -------         -------
Net asset value, end of period .............................     $ 14.09         $ 15.64
                                                                 =======         =======
Market value, end of period ................................     $ 12.50         $16.125
                                                                 =======         =======
TOTAL RETURN+ ..............................................      (17.60)%          7.03%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .............................................        0.91 %(1)       0.87%(1)
Net investment income before preferred stock dividends .....        7.36 %          7.65%
Preferred stock dividends ..................................        1.44 %          1.37%
Net investment income available to common shareholders .....        5.92 %          6.28%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....................    $101,786        $110,341
Asset coverage on preferred shares at end of period ........         338 %           367%
Portfolio turnover rate ....................................          29 %             6%

                                                                    FOR THE YEAR ENDED OCTOBER 31*
                                                             --------------------------------------------
                                                                 1997          1996           1995
                                                             -----------    -----------    -----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......................     $15.35       $ 15.41        $ 14.16
                                                                 ------       -------        -------
Income (loss) from investment operations:
 Net investment income .....................................       1.20          1.21           1.22
 Net realized and unrealized gain (loss) ...................       0.16         (0.17)          1.30
                                                                 ------       -------        -------
Total income (loss) from investment operations .............       1.36          1.04           2.52
                                                                 ------       -------        -------
Less dividends from:
 Net investment income .....................................      (0.96)        (0.90)         (1.04)
 Common share equivalent of dividends paid to preferred
  shareholders .............................................      (0.22)        (0.22)         (0.23)
                                                                 ------       -------        -------
Total dividends ............................................      (1.18)        (1.12)         (1.27)
                                                                 ------       -------        -------
Anti-dilutive effect of acquiring treasury shares ..........         --          0.02             --
                                                                 ------       -------        -------
Net asset value, end of period .............................     $15.53       $ 15.35        $ 15.41
                                                                 ======       =======        =======
Market value, end of period ................................     $16.00       $14.125        $14.625
                                                                 ======       =======        =======
TOTAL RETURN+ ..............................................      20.62%         3.06%         22.10%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .............................................       0.89%(1)      0.92%          0.91%(1)
Net investment income before preferred stock dividends .....       7.80%         7.85%          8.16%
Preferred stock dividends ..................................       1.43%         1.41%          1.53%
Net investment income available to common shareholders .....       6.37%         6.44%          6.63%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....................   $109,806      $109,232       $110,718
Asset coverage on preferred shares at end of period ........        365%          363%           369%
Portfolio turnover rate ....................................          2%            5%             6%

-------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)   Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1999


                      1999 FEDERAL TAX NOTICE (unaudited)

          For the year ended October 31, 1999, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
BOND TRUST


ANNUAL REPORT
OCTOBER 31, 1999